Perini Corporation
73 Mt. Wayte Avenue                                                                                                                     Exhibit 99.2
Box 9160
Framingham, Massachusetts 01701-9160
Tel. 508/628-2000 FAX: 508/628-2960

                                                                      Perini

                                                                                                                                                100 years of excellence

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Robert Band, President, Chief Operating Officer and Principal Financial Officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Perini Corporation:

  No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company’s audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

                                                                             Date
                                                                             Filed

|X|      Annual Report on Form 10-K of Perini Corporation for the Fiscal
         Year Ended December 31, 2001;                                       03-21-02

|X|      Definitive Proxy Statement of Perini Corporation (re: Annual
         Meeting);                                                           04-10-02

                                                                      Perini

                                                                              Date
                                                                              Filed

|X|      Current Report on Form 8-K of Perini Corporation (re: Item 4.
         Change in Registrant's Certifying Accountants);                      04-17-02

|X|      Quarterly Report on Form 10-Q of Perini Corporation for the
         quarterly period ended March 31, 2002; and                           05-10-02

|X|      Quarterly Report on Form 10-Q of Perini Corporation for the
         quarterly period ended June 30, 2002.                                08-14-02

/s/ Robert Band
Robert Band
August 14, 2002

Subscribed and sworn to before me this 14th day of August, 2002.

/s/Donna E. Tannar
Notary Public

My Commission Expires: 11/8/02